Exhibit 10.1

AMENDMENT TO

AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

This AMENDMENT, dated as of November 6, 2007, between GuruNet Israel Ltd., f/k/a Atomica Israel Technologies Ltd., an Israeli corporation (the “Company”) and Robert S. Rosenschein, an individual (“Employee”), amends that certain Amended and Restated Employment Agreement first entered into between the Company and Employee as of the 1st day of January, 2002 and subsequently amended and restated as of January 8, 2004 (the “Employment Agreement”).

1.                                       Pursuant to this Amendment, the parties agree to amend the Employment Agreement as follows:

Subsection 6(d)(ii) (“TREATMENT OF STOCK OPTIONS”) of the Employment Agreement is hereby deleted in its entirety and replaced with the following

 (d)(ii) If the Company terminates the Employee without cause pursuant to this Section, the Board of Directors shall take the necessary steps so that the period during which the Employee shall be permitted to exercise his options to purchase shares of common stock of the Parent in accordance with the Parent’s employee stock option plan(s) as in effect from time to time (the “Options”), shall be extended to the shorter of (a) one (1) year from the effective date of his termination or (b) the expiration date of the options.

2.                                       The effective date of this Amendment shall be the date first written above.

3.                                       Terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the Employment Agreement.  In the event of any conflict between the terms of this Amendment and the terms of the Employment Agreement, this Amendment shall control.  Except as modified by this Amendment, the Employment Agreement shall remain in full force and effect.

AGREED AND ACCEPTED:		AGREED AND ACCEPTED:

Robert S. Rosenschein		GuruNet Israel Ltd.

Signature:	/s/ Robert S. Rosenschein	Signature:	/s/ Steven Steinberg

Name: Steven Steinberg

Title: Chief Financial Officer